J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan Prime Money Market Fund

JPMORGAN TRUST IV

JPMorgan Institutional Tax Free Money Market Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated May 13, 2024

to the Current Prospectuses, as supplemented

Effective August 1, 2024, the information in the “How Your Account Works — Buying Fund Shares” section of the Prospectuses is amended as follows:

The net asset value (“NAV”) of each class of shares of the JPMorgan Institutional Tax Free Money Market Fund is generally calculated as of 12:00 p.m. ET on each day the Fund accepts purchase orders and redemption requests.

The NAV of each class of shares of the JPMorgan Prime Money Market Fund is generally calculated as of 3:00 p.m. ET on each day the Fund accepts purchase orders and redemption requests.

SUP-MMF-524